SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Core Fixed Income Fund

Effective March 31, 2013, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW. Portfolio Manager of the fund. Joined the fund in 2013.

Gary Chan, CFA, FFTW. Portfolio Manager of the fund. Joined the fund in 2012.

Effective March 31, 2013, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW. Portfolio Manager of the fund. Joined the fund in 2013.

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Joined FFTW in 2013 from Deutsche Asset & Wealth Management where he was Head of Investment Strategy and Product Development; previously, was Head of Fixed Income (Americas) for Robeco, Weiss Peck & Greer Investment Management where he oversaw the management of US and global fixed income assets. Prior to Robeco, held various fixed income portfolio manager positions the longest of which was with Chase Asset Management, a predecessor of J.P. Morgan Asset Management. Began career as a credit analyst at Chase Securities Inc.

■	Over 23 years of investment experience.

■	BS in Economics, State University of New York, SUNY-Oneonta.

Gary Chan, CFA, FFTW. Portfolio Manager of the fund. Joined the fund in 2012.

■	Joined FFTW in 2006.

■	Prior to joining FFTW, worked as a financial/economic analyst in the Credit and Risk Management Division and analyst in the Markets Group at the Federal Reserve Bank of New York.

■	BS, Management, Binghamton University; MA, Applied Statistics, Columbia University.

Please Retain This Supplement for Future Reference

March 28, 2013 PROSTKR-217